Exhibit 10.30

80434448v7
Execution Version

Dated as of July 14, 2016

BULK PANGAEA LIMITED, BULK PATRIOT LTD., BULK JULIANA LTD.,
BULK TRIDENT LTD. and BULK PHOENIX LTD.
as Borrowers

BULK PARTNERS (BERMUDA) LTD., BULK PARTNERS HOLDING COMPANY BERMUDA LTD., BULK FLEET BERMUDA HOLDING COMPANY LTD. and PANGAEA LOGISTICS SOLUTIONS LTD.
as Joint and Several Guarantors

DVB BANK SE
as Lender

-and-

DVB BANK SE
as Agent and Security Trustee

_______________________________________________________

THIRD AMENDATORY AGREEMENT
______________________________________________________

Amending and Supplementing the Loan Agreement dated as of April 15, 2013, as amended by a First Amendatory Agreement dated as of May 16, 2013 and by a Second Amendatory Agreement dated August 28, 2013

80434448v7

THIRD AMENDATORY AGREEMENT dated as of July 14, 2016 (this “Third Amendatory Agreement”)
AMONG

(1)
BULK PANGAEA LIMITED, BULK PATRIOT LTD., BULK JULIANA LTD., BULK TRIDENT LTD. and BULK PHOENIX LTD., each a company duly organized and existing under the laws of Bermuda, as borrowers (the “Borrowers”);

(2)
BULK PARTNERS (BERMUDA) LTD., BULK PARTNERS HOLDING COMPANY BERMUDA LTD., BULK FLEET BERMUDA HOLDING COMPANY LTD. and PANGAEA LOGISTICS SOLUTIONS LTD. (“Pangaea”), each a company organized and existing under the laws of Bermuda whose registered office is at 3rd Floor, Par la Ville Place, 14 Par la Ville Road, Hamilton HM08, Bermuda, as joint and several guarantors (the “Guarantors”, and each separately a “Guarantor”, which expressions include their respective successors, transferees and assigns);

(3)	DVB BANK SE, acting through its office at Platz der Republic 6, 60325 Frankfurt am Main, Germany, as lender (in such capacity, the “Lender”); and

(4)
DVB BANK SE, acting through its office at Platz der Republic 6, 60325 Frankfurt am Main, Germany, as facility agent for the Lenders (in such capacity, the “Agent”) and as security trustee for the Lenders (in such capacity, the “Security Trustee”).

WITNESSETH THAT:
WHEREAS, the Borrowers, the Guarantors, the Lender, the Agent and the Security Trustee are parties to a Loan Agreement dated as of April 15, 2013 (as amended by a First Amendatory Agreement dated May 16, 2013 and by a Second Amendatory Agreement dated August 28, 2013, the “Loan Agreement”);
WHEREAS, upon the terms and conditions stated herein the parties hereto have agreed to further amend and supplement the Loan Agreement.
NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1	DEFINITIONS

1.1	Defined terms. Capitalized terms used but not defined herein shall have the meaning assigned such terms in the Loan Agreement.

2	AMENDMENTS to the Loan Agreement

2.1    Amendments. Pursuant to Clause 28 of the Loan Agreement, the parties hereto agree to amend the Loan Agreement as follows with effect on and from the date hereof:

(a)	The following definitions are added to Clause 1.1 in alphabetical order:

““Bail-In Action” means the exercise of any Write-down and Conversion Powers;”
““Bail-In Legislation” means in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credits institutions and investments firms, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule from time to time;”
““Charleston COA” means a certain contract of affreightment between Phoenix Bulk Carriers (BVI) LTD. and

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Atlantic Minerals Ltd. for the transport of approx. 3.5 million metric tons of aggregate to the port of Charleston, SC which commences around September 2016 with estimated completion date approx. November 2017;”
““Charleston COA Earnings” means all moneys whatsoever which are now, or later become, payable (actually or contingently) under the Charleston COA to Phoenix Bulk (BVI) and which arise out of the use or operation of any vessel carrying cargo thereunder, including (but not limited to):

(a)	except to the extent that they fall within paragraph (b):

(i)	all freight, hire and passage moneys payable under the Charleston COA;

(ii)	compensation payable to the owner or disponent owner of that vessel in the event of requisition of that vessel for hire;

(iii)	remuneration for salvage and towage services;

(iv)	demurrage and detention moneys;

(v)	damages for breach (or payments for variation or termination) of the Charleston COA; and

(vi)	all moneys which are at any time payable under Insurances in respect of loss of hire; and

(b)
if and whenever that vessel is employed on terms whereby any moneys falling within paragraphs (a)(i) to (vi) are pooled or shared with any other person, that proportion of the net receipts of the relevant pooling or sharing arrangement which is attributable to that vessel;”

““EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway;
““EU Bail-In Legislation Schedule” means the document described as such and published by the Loan Market Association (or any successor person) from time to time;”
““Other Pangaea Group Loan Facilities” means, collectively:

(a)
a certain Loan and Guaranty Agreement in the principal amount of US$ 8,520,000 dated February 18, 2013, as amended from time to time, among (i) Bulk Atlantic Ltd., as borrower, (ii) Bulk Partners (Bermuda) Ltd., as guarantor, and (iii) Americas Bulk Transport (BVI) Limited, as guarantor and charterer, and (iv) GATX Corporation, as lender;

(b)
a certain Facility Agreement in the principal amount of US$ 13,000,000 dated December 20, 2013, as amended from time to time, among (i) Nordic Bulk Bothnia Ltd. and Nordic Bulk Barents Ltd., as borrowers and guarantors, (ii) Bulk Partners (Bermuda) Ltd., as guarantor, and (iii) Nordea Bank Danmark A/S, as agent and lender;

(c)	a certain term loan agreement in the principal amount of US$ 1,096,000 dated May 27, 2016 among (i) 109 Long Wharf LLC, as borrower, and (ii) Rockland Trust Company, as lender; and

(d)	any other loan facility to which Pangaea or any of its direct or indirect subsidiaries is a party;”

““Resolution Authority” means any body which has authority to exercise any Write-down and Conversion Powers;”
““Retention Account” means an account in the joint name of the Borrowers with the Retention Account Bank and designated as the Retention Account;”
““Retention Account Bank” means DVB Bank SE, acting in such capacity through its office at Platz der Republic 6, 60325 Frankfurt am Main, Germany;”
““Retention Account Pledge” means a pledge of the Minimum Liquidity Account, in Agreed Form;”
““Third Amendatory Agreement” means the Third Amendatory Agreement dated as of July 14, 2016, amending certain provisions of this Agreement;”
““Write-down and Conversion Powers” means in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule;”;

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(b)	In Clause 1.1, the definition of “Applicable Maturity Date” is amended and restated to read as follows:

““Applicable Maturity Date” means:

(a)	with respect to the Advance relating to BULK PANGAEA, the earlier of October 19, 2017 and the date on which the Advance relating to BULK PANGAEA is accelerated pursuant to Clause 20.4;

(b)	with respect to the Advance relating to BULK PATRIOT, the earlier of July 19, 2017 and the date on which the Advance relating to BULK PATRIOT is accelerated pursuant to Clause 20.4;

(c)	with respect to the Advance relating to BULK JULIANA, the earlier of July 19, 2018 and the date on which the Advance relating to BULK JULIANA is accelerated pursuant to Clause 20.4;

(d)	with respect to the Advance relating to BULK TRIDENT, the earlier of October 19, 2018 and the date on which the Advance relating to BULK TRIDENT is accelerated pursuant to Clause 20.4; and

(e)	with respect to the Advance relating to BULK NEWPORT, the earlier of July 19, 2019 and the date on which the Advance relating to BULK NEWPORT is accelerated pursuant to Clause 20.4; ”

(c)	In Clause 1.1, the definition of “Finance Document” is hereby amended and restated as follows:

““Finance Documents” means:

(a)	this Agreement;

(b)	the Earnings Account Pledges;

(c)	the Earnings Assignments;

(d)	the Freights Account Pledge;

(e)	the Insurance Assignments;

(f)	the Mortgages;

(g)	the Note;

(h)	the Retention Account Pledge;

(i)	the Shares Pledges;

(j)	the Time Charter and Time Charter Guarantee Assignments;

(k)	the Time Charter Guarantees;

(l)	the Time Charterer Earnings Assignments;

(m)	the Undertakings and Agreements; and

(n)
any other document (whether creating a Security Interest or not) which is executed at any time by any person as security for, or to establish any form of subordination or priorities arrangement in relation to, any amount payable to the Lenders under this Agreement or any of the other documents referred to in this definition;”

(d)	In Clause 1.1, the definition of “Freights Account” is hereby amended and restated as follows:
“Freights Account” means an account in the name of Allseas with the Account Bank designated as the Freights Account for the Initial Ships and any Additional Ship(s) and for the Charleston COA, or any other account (with the Account Bank or the Agent or with another bank or financial institution acceptable to the Majority Lenders), for the purpose of receiving (a) all Earnings of each such Ship under either the COAs for such Ship or any charter by the Time Charterer as disponent owner for such Ship, as applicable, and (b) the Charleston COA Earnings;

(e)	Clause 8.1 is hereby amended and restated to read as follows:

“8.1    Amount of repayment installments. The Borrowers shall repay the Loan as follows:

(a)
with respect to the Advance relating to BULK PANGAEA, by 14 consecutive quarterly installments of: $346,875 for installment number 1, $846,875 for installment number 2, $346,875 for each of installment numbers 3 through 14, provided that payment of installment number 12 (due on July 18, 2016) shall be

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deferred until April 18, 2017, payment of installment number 13 (due on October 19, 2016) shall be deferred until July 19, 2017 and payment of installment number 14 (due on January 19, 2017) shall be deferred until October 19, 2017 (such deferred repayments in the aggregate being the “Pangaea Deferred Amount”);

(b)
with respect to the Advance relating to BULK PATRIOT, by 14 consecutive quarterly installments of: $500,000 for installment number 1, $612,500 for each of installment numbers 2 through 13, and $475,000 for the last quarterly repayment installment, provided that installments 13 and 14 (due, respectively, on July 18, 2016 and October 19, 2016) shall be deferred (such deferred repayments in the aggregate being the “Patriot Deferred Amount”) and such Patriot Deferred Amount shall be reapportioned such that installment 13 shall be due on April 18, 2017 in the amount of $543,750 and installment 14 shall be due on July 19, 2017 in the amount of $543,750;

(c)
with respect to the Advance relating to BULK JULIANA, by 21 consecutive quarterly installments of $338,020.83, provided that installments 13 through 15 (due, respectively, on July 18, 2016, October 19, 2016 and January 19, 2017) shall be deferred (such deferred repayments in the aggregate being the “Juliana Deferred Amount”) and such Juliana Deferred Amount shall be added to installments 16 through 21 so that each of installments 16 (due on April 18, 2017) through 21 shall be in the amount of $507,031.50;

(d)
with respect to the Advance relating to BULK TRIDENT, by 22 consecutive quarterly installments of $318,750, provided that installments 14 and 15 shall be deferred (such deferred repayments in the aggregate being the “Trident Deferred Amount”) and such Trident Deferred Amount shall be added to the remaining installments and the balloon payment to be made together with the last installment so that each of installments 16 (due on January 19, 2017) through 18 shall be in the amount of $550,000, each of installments 19 through 22 shall be in the amount of $327,500 and the balloon payment to be made together with the last installment shall be in the amount of $2,777,000; and

(e)
with respect to the Advance relating to BULK NEWPORT, by 24 consecutive quarterly installments of: $0 for installment number 1, $216,667 for each of installment numbers 2 through 8, $416,667 for each of installment numbers 9 through 14, provided that installments 13 and 14 shall be deferred (such deferred repayments in the aggregate being the “Newport Deferred Amount”, and together with the Pangaea Deferred Amount, the Patriot Deferred Amount, the Juliana Deferred Amount and the Trident Deferred Amount, collectively, the “Deferred Amounts”) and such Newport Deferred Amount shall be added to the remaining installments and the balloon payment so that installment 15 (due on January 19, 2017) shall be in the amount of $500,000, each of installments 16 and 17 shall be in the amount of $700,000, each of installments 18 through 24 shall be in the amount of $442,858 and the balloon payment to be made on July 19, 2019 shall be in the amount of $1,816,659;

provided that:

(A)
notwithstanding anything to the contrary in Clauses 8.1(a) - (e), the repayment schedule attached as Exhibit 1 to the Third Amendatory Agreement shall be controlling and any conflict between such repayment schedule and the foregoing Clauses 8.1(a) - (e) shall be resolved in favor of said repayment schedule; and

(B)
notwithstanding anything herein or in any other Finance Document to the contrary, if the Advance relating to a Ship is irrevocably and unconditionally repaid in full, such Ship shall remain as Collateral (such Ship being an “Additional Collateral Ship”) until the earlier to occur of: (i) such Additional Collateral Ship is sold or becomes a Total Loss, (ii) the Loan is repaid in full or (iii) the Applicable Collateral Maintenance Ratio is more than 200%.”

(f)	Clause 8.8 is hereby amended and restated to read as follows:

“8.8	Mandatory prepayment.

(a)	If a Ship is sold or becomes a Total Loss, the Borrowers shall prepay in full the Advance related to that

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Ship:

(i)	in the case of a sale, on or before the date on which the sale is completed by delivery of the Ship to the buyer; or

(ii)
in the case of a Total Loss, on the earlier of the date falling 150 days after the Total Loss Date and the date of receipt by the Security Trustee of the proceeds of insurance relating to such Total Loss;

provided that, until the Deferred Amounts have been repaid, 75% of the proceeds from the sale or Total Loss in excess of the amount required to repay the Advance relating to such Ship shall be applied as a mandatory prepayment on a pro-rata basis to prepay each of the Deferred Amounts related to the other Ships.

(b)
So long as the Deferred Amounts have not been repaid and the Applicable Collateral Maintenance Ratio is less than 142.9%, if an Additional Collateral Ship is sold or becomes a Total Loss, the Borrowers shall use the proceeds from the sale or Total Loss of such Additional Collateral Ship to prepay the Loan as follows:

(i)	if the proceeds from the sale or Total Loss of such Additional Collateral Ship are less than $2,000,000, then 100% of such proceeds shall be used to prepay the Loan;

(ii)
if the proceeds from the sale or Total Loss of such Additional Collateral Ship are greater than or equal to $2,000,000 and less than $4,000,000, then 50% of such proceeds shall be used to prepay the Loan; and

(iii)	if the proceeds from the sale or Total Loss of such Additional Collateral Ship are greater than or equal to $4,000,000, then 35% of such proceeds shall be used to prepay the Loan.

(g)	Clause 8.9(c) is hereby deleted.

(h)	A new sub-clause (iii) is hereby added to Clause 11.2(i) to read as follows:

“(iii)
So long as the Deferred Amounts remain outstanding, Pangaea shall not, without the prior written consent of the Agent, repay any shareholder loans and/or make any acquisition of a vessel (or a company that owns a vessel), unless Pangaea has provided written evidence to the satisfaction of the Agent that it will maintain minimum unrestricted cash in the amount of $15,000,000 after making such loan repayment or acquisition (or down payment for such acquisition). Any vessel chartered in (whether by bareboat charter or time charter, including the BULK PROGRESS and BULK POWER pursuant to bareboat charter parties dated July 5, 2016) by Pangaea, or any of its subsidiaries, in the normal course of its business, shall remain unaffected by the preceding sentence and shall not require the Agent’s consent, so long as the charter arrangements have been concluded, in the reasonable opinion of the Agent, on an arm’s length basis and reflect then prevailing market conditions.”

(i)	A new Clause 11.1(aa) is hereby added to read as follows:

“(aa)
Other Pangaea Group Loan Facilities. So long as the Deferred Amounts have not been repaid, then in the event any Other Pangaea Group Loan Facility is repaid, any vessel that has been released as collateral security from such Other Pangaea Group Loan Facility (such vessel being an “Unencumbered Vessel”), shall, upon the written request of the Agent, become collateral security for the Loan (unless such Unencumbered Vessel is sold or becomes a Total Loss) and Pangaea shall cause the owner of such Unencumbered Vessel promptly to execute and deliver a first preferred mortgage over such Unencumbered Vessel and an insurance assignment in respect of the insurances of such Unencumbered Vessel, in each case in favor of the Security Trustee, in Agreed Form, as security for the Loan.”

(j)	A new Clause 11.2(t) is hereby added to read as follows:

“(t)	Other Pangaea Group Loan Facilities.

(i)
Neither Pangaea nor any of its direct or indirect subsidiaries shall, without the prior written consent of the Agent, agree to amend any of the material terms and conditions of any of the Other Pangaea Group Loan Facilities (including, without limitation, the terms and conditions relating to

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amortization, margin, advance ratios, value maintenance/loan to value, internal charter arrangements with the Pangaea group and events of default) in any manner that could, in the reasonable opinion of Agent, be deemed to be less advantageous to the Pangaea parties to such Other Pangaea Group Loan Facility.

(ii)
So long as the Deferred Amounts have not been repaid, Pangaea shall ensure that none of the Pangaea parties to any of the Other Pangaea Group Loan Facilities shall make any prepayments or provide any additional collateral security under such Other Pangaea Group Loan Facilities unless a prepayment in the same amount is made under this Agreement or additional Collateral of equal value is provided to the Security Trustee for the Secured Liabilities, provided that if a vessel securing the obligations under an Other Pangaea Group Loan Facility is threatened with arrest, or a corporate guarantee guaranteeing such obligations is threatened with a calling, in either case by the creditors under such facility, Pangaea may, with notice to the Agent (so long as it has $10,000,000 or more in liquidity) or if its liquidity is less than $10,000,000 (or would fall below $10,000,000 after taking such action), with the consent of the Agent (such consent no to be unreasonably withheld), take such action as may be needed to avoid such arrest or calling from occurring.”

(k)	Clause 12.4 is hereby amended and restated to read as follows:

“12.4	Bulk Partners’ Consolidated Debt Service Coverage Ratio.
Bulk Partners shall maintain a Consolidated Debt Service Coverage Ratio (on a rolling four quarter basis, tested as of the last day of each fiscal quarter) of not less than:

(a)	1.20 between January 1, 2013 and the last day of the first quarter of the 2016 Fiscal Year;

(b)	1.10 between the first day of the second quarter of the 2016 Fiscal Year and the last day of the second quarter of the 2016 Fiscal Year;

(c)	waived between the first day of the third quarter of the 2016 Fiscal Year and the last day of the first quarter of the 2017 Fiscal Year;

(d)	1.00 between the first day of the second quarter of the 2017 Fiscal Year and the last day of the second quarter of the 2017 Fiscal Year;

(e)	1.05 between the first day of the third quarter of the 2017 Fiscal Year and the last day of the third quarter of the 2017 Fiscal Year; and

(f)	1.20 at all times thereafter, such ratio to be calculated in each case quarterly on a trailing four quarter basis.”

(l)	Clause 12.6 is hereby amended and restated to read as follows:

“12.6	Bulk Partners’ Consolidated Minimum Liquidity.
Bulk Partners shall maintain Consolidated Minimum Liquidity of not less than:

(a)	$15,000,000 from the signing of the Third Amendatory Agreement until the last day of the 2017 Fiscal Year;

(b)	$16,000,000 during the 2018 Fiscal Year; and

(c)	$18,000,000 at all times thereafter.”

(m)	A new Clause 12.7 is added to read as follows:

“12.7
No less favorable treatment. To the extent that any Other Pangaea Group Loan Facility grants to the lenders therein any financial covenant that is more favorable (such covenant being, an “Enhanced Financial Covenant”) than the financial covenants (individually or collectively) stated in Clause 12 of this Agreement,

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this Agreement shall be deemed to be amended so as to cause such Enhanced Financial Covenant to apply to this Agreement concurrently with such Enhanced Financial Covenant applying to such Other Pangaea Group Loan Facility.

(n)	A new clause Clause 19.3(b) is added to read as follows:

“(b)
All Charleston COA Earnings shall be paid to the Freights Account, provided that with the consent of the Majority Lenders (such consent not to be unreasonably withheld) the Charleston COA Earnings may be paid to a different account with the Account Bank or the Agent or with another bank or financial institution acceptable to the Majority Lenders, such account to be designated as the Charleston COA Earnings Account and subject to an account pledge in favor of the Security Trustee in Agreed Form.

(o)	Clause 21.1 is amended to add a new sub-clause (c), reading as follows:

“(c)
From and after June 30, 2016, the Borrowers shall pay to the Lender a restructuring fee of $30,000 per quarter until the Deferred Amounts have been repaid in full, provided that if an Advance is prepaid in full, the restructuring fee associated with such Advance (in the amount of $6,000 per quarter) shall be eliminated and the quarterly fee of $30,000 shall be reduced by $6,000.”

(p)	A new Clause 30.5 is hereby added to read as follows:

“30.5
Contractual Recognition of Bail-In. Notwithstanding any other term of any Finance Document or any other agreement, arrangement or understanding between the parties, each party acknowledges and accepts that any liability of any party to any other party under or in connection with the Finance Documents may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of:

(a)	any Bail-In Action in relation to any such liability, including (without limitation):

(i)	a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;

(ii)	a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, it; and

(iii)	a cancellation of any such liability; and

(b)	a variation of any term of any Finance Document to the extent necessary to give effect to any Bail-In Action in relation to any such liability."

3	CONDITIONS precedent and subsequent to effectiveness

3.1
Conditions precedent to effectiveness. The effectiveness of this Third Amendatory Agreement shall be subject to the following conditions precedent being completed to the reasonable satisfaction of the Agent on or before 5:00 p.m. New York time on July 14, 2016:

(a)	Pangaea and the Security Trustee shall have executed and delivered a Guarantor Accession Agreement; and

(b)	the Agent shall have received a duly executed original of this Third Amendatory Agreement.

3.2
Conditions subsequent to effectiveness. The effectiveness of this Third Amendatory Agreement shall be subject to the following conditions subsequent being completed to the reasonable satisfaction of the Agent:

(a)	on or before 5:00 p.m. New York time on July 29, 2016:

(i)	the Borrowers shall have opened the Retention Account;

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(ii)	each Borrower shall have transferred into the Retention Account the $500,000 minimum balance standing to credit on such Borrower’s Earnings Account; and

(iii)	the Agent shall have received a duly executed original of the Retention Account Pledge;

(b)	on or before 5:00 p.m. New York time on August 5, 2016:

(i)
the Agent shall have received a duly executed original of an amended and restated Freights Account Pledge among Americas Bulk Transport (BVI) Limited and Allseas as Chargors, and the Security Trustee as Chargee, in Agreed Form;

(ii)	the Agent shall have received a duly executed original of an amendment to each Mortgage, in Agreed Form;

(iii)
the Agent shall have received a copy of any power of attorney under which this Third Amendatory Agreement, the Retention Account Pledge, the amended and restated Freights Account Pledge and any other document to be executed pursuant to this Third Amendatory Agreement was or is to be executed on behalf of a Security Party;

(iv)
the Agent shall have received copies of all consents which a Security Party requires to enter into, or make any payment under, this Third Amendatory Agreement, the Retention Account Pledge, the amended and restated Freights Account Pledge and any other document to be executed pursuant to this Third Amendatory Agreement, each certified as of a date reasonably near the date of this Third Amendatory Agreement by a director, an officer, an authorized person or an attorney-in-fact of such party as being a true and correct copy thereof, or certification by such director, officer, authorized person or attorney-in-fact that no such consents are required;

(v)
the Agent shall have received a certificate from a director, an officer, an authorized person or an attorney-in-fact of each Borrower and each Guarantor, dated as of a date reasonably near the date of this Third Amendatory Agreement, certifying as to:

(A)	the absence of any proceeding for the dissolution or liquidation of such Borrower or such Guarantor, as the case may be;

(B)	the absence of any changes to the constitutional documents of such Borrower or Guarantor since the date they were last delivered to the Agent;

(C)
the veracity in all material respects of the representations and warranties contained in the Loan Agreement, as amended hereby, as though made on and as of the date of this Third Amendatory Agreement, except for (A) representations or warranties which expressly relate to an earlier date in which case such representations and warranties shall be true and correct, in all material respects, as of such earlier date or (B) representations or warranties which are no longer true as a result of a transaction expressly permitted by the Loan Agreement;

(D)
the absence of any material misstatement of fact in any information provided by any of the Security Parties to the Agent or the Lenders or the Security Trustee since April 15, 2013 and that such information did not omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(E)	the absence of any event occurring and continuing, or resulting from this Second Amendatory Agreement, that constitutes a Potential Event of Default or an Event of Default; and

(F)	the absence of any material adverse change in the financial condition, operations or business prospects of any of the Security Parties since the date of the Loan Agreement; and

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(vi)
the Agent shall have received favorable legal opinions from lawyers appointed by the Agent on such matters concerning the laws of such relevant jurisdictions as the Agent may require, including without limitation Bermuda.

3.3
Deferral of conditions to effectiveness. The Agent, with the consent of the Lenders, may defer completion of one or more of the conditions referred to in Clauses 3.1 and 3.2, provided that the Security Parties deliver to the Agent a written undertaking to satisfy such conditions within ten (10) Business Days after the Agent grants such deferral (or such longer period as the Agent may specify).

3.4
Failure to complete conditions to effectiveness. If the Security Parties fail to complete, or cause the completion of, all or any of the conditions to effectiveness required by Clauses 3.1 and 3.2 by the deadlines stated therein, and the Agent has not granted a deferral pursuant to Clause 3.3 hereof, or if the Agent has granted a deferral and the Security Parties fail to complete such deferred conditions to effectiveness by the deadline set by the Agent under Clause 3.3, the Borrowers acknowledge and agree that such failure shall be deemed an Event of Default under the Loan Agreement and that the Creditor Parties shall be entitled to all rights and to exercise all remedies afforded to them under the terms of the Loan Agreement (all of which are expressly reserved).

4	EFFECT OF AMENDMENTS

4.1
References. Each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the “Loan Agreement” in any of the other Finance Documents, shall mean and refer to the Loan Agreement as amended hereby.

4.2
Effect of amendment. Subject to the terms of this Third Amendatory Agreement, with effect on and from the date hereof, the Loan Agreement shall be, and shall be deemed by this Third Amendatory Agreement to have been, amended upon the terms and conditions stated herein and, as so amended, the Loan Agreement shall continue to be binding on each of the parties to it in accordance with its terms as so amended. In addition, each of the Finance Documents shall be, and shall be deemed by this Third Amendatory Agreement to have been, amended as follows:

(a)
the definition of, and references throughout each of such Finance Documents to, the “Loan Agreement” and any of the other Finance Documents shall be construed as if the same referred to the Loan Agreement and those Finance Documents as amended or supplemented by this Third Amendatory Agreement; and

(b)
by construing references throughout each of the Finance Documents to “this Agreement”, “hereunder” and other like expressions as if the same referred to such Finance Documents as amended and supplemented by this Third Amendatory Agreement.

4.3	No other amendments; ratification.

(a)
Except as amended hereby, all other terms and conditions of the Loan Agreement and the other Finance Documents remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.

(b)	Without limiting the foregoing, each of the Guarantors, by its countersignature of this Third Amendatory Agreement, acknowledges and agrees that its Guarantee remains in full force and effect.

(c)	The Security Parties acknowledge and agree that the Loan Agreement shall, together with this Third Amendatory Agreement, be read and construed as a single agreement.

5	REPRESENTATIONS AND WARRANTIES

5.1
Authority. The execution and delivery by the Security Parties of this Third Amendatory Agreement and the performance by the Security Parties of all of their respective agreements and obligations under the Loan Agreement, as amended hereby, are within each Security Party’s corporate authority and have been duly authorized by all necessary corporate action on the part of such Security Party and, except as stated herein, no consent of any third party is

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required in connection with the transactions contemplated by this Third Amendatory Agreement.

5.2
Enforceability. This Third Amendatory Agreement and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Security Parties and are enforceable against the Security Parties in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of, creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought.

6	RELEASE

6.1	Release.

(a)	In consideration of the Lender, the Agent and the Security Trustee entering into this Third Amendatory Agreement, each Security Party acknowledges and agrees that:

(i)	it does not have any claim or cause of action against any Creditor Party (or any of such Creditor Party’s respective directors, officers, employees or agents);

(ii)	it does not have any offset right, counterclaim or defense of any kind against any of its Secured Liabilities to any Creditor Party; and

(iii)	each of the Creditor Parties has heretofore properly performed and satisfied in a timely manner all of their respective obligations to the Borrower.

(b)
To eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any Creditor Party’s rights, interests, contracts, collateral security or remedies, the Borrower unconditionally releases, waives and forever discharges:

(iv)
any and all liabilities, obligations, duties, promises or indebtedness of any kind of any Creditor Party to any Security Party, except the obligations to be performed by any Creditor Party on or after the date hereof as expressly stated in the Loan Agreement and the other Finance Documents, in each case as amended by this Third Amendatory Agreement; and

(v)
all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which a Security Party might otherwise have against any Creditor Party or any of its directors, officers, employees or agents, in either case (i) or (ii), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.

7	MISCELLANEOUS

7.1
Governing law. THIS THIRD AMENDATORY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW (OTHER THAN THE NEW YORK GENERAL OBLIGATIONS LAW §5-1401).

7.2
Consent to Jurisdiction. The provisions of Clause 32.2 (Consent to Jurisdiction) of the Loan Agreement shall apply to this Third Amendatory Agreement as if set out in full but so that references to “this Agreement” are amended to read “this Third Amendatory Agreement”.

7.3	Counterparts. This Third Amendatory Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

11

7.4
Severability. Any provision of this Third Amendatory Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating or affecting the validity or enforceability of such provision in any other jurisdiction.

7.5	Costs and Expenses.

The Borrowers agree to pay or reimburse each of the Creditor Parties for all reasonable expenses in connection with the preparation, execution and carrying out of this Third Amendatory Agreement and any other document in connection herewith or therewith, including but not limited to, reasonable fees and expenses of any counsel whom the Creditor Parties may deem necessary or appropriate to retain, any duties, registration fees and other charges and all other reasonable out-of-pocket expenses incurred by any of the Creditor Parties in connection with the foregoing.

7.6	Headings and captions. The headings captions in this Third Amendatory Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

[SIGNATURE PAGE FOLLOWS ON NEXT PAGE]

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WHEREFORE, the parties hereto have caused this Third Amendatory Agreement to be executed as of the date first above written.

BULK PANGAEA LIMITED, as Borrower

By: _/s/ Deborah L. Davis ________
Deborah L. Davis
Director

BULK PATRIOT LTD., as Borrower

By: _/s/ Deborah L. Davis ________
Deborah L. Davis
Director

BULK JULIANA LTD., as Borrower

By: _/s/ Deborah L. Davis ________
Deborah L. Davis
Director

BULK TRIDENT LTD., as Borrower

By: _/s/ Deborah L. Davis ________
Deborah L. Davis
Director

BULK PHOENIX LTD., as Borrower

By: _/s/ Deborah L. Davis ________
Deborah L. Davis
Director

BULK PARTNERS (BERMUDA) LTD.,
as Guarantor

By: _/s/ Edward Coll_________________________
               Edward Coll
               Director

BULK PARTNERS HOLDING COMPANY BERMUDA LTD., as Guarantor

By: _/s/ Deborah L. Davis ________
Deborah L. Davis
Director

BULK FLEET BERMUDA HOLDING COMPANY LTD.,
as Guarantor

By: _/s/ Deborah L. Davis ________
Deborah L. Davis
Director

PANGAEA LOGISTICS SOLUTIONS LTD.,
as Guarantor

By: _/s/ Edward Coll_________________________
               Edward Coll
               Director

DVB BANK SE, as Lender, Agent and Security Trustee

By: _/s/ Christoph Clauss______________________
Christoph Clauss
Attorney-in-Fact

13

THIRD AMENDATORY AGREEMENT dated as of July 14, 2016 (this “Third Amendatory Agreement”)
AMONG

(1)
BULK PANGAEA LIMITED, BULK PATRIOT LTD., BULK JULIANA LTD., BULK TRIDENT LTD. and BULK PHOENIX LTD., each a company duly organized and existing under the laws of Bermuda, as borrowers (the “Borrowers”);

(2)
BULK PARTNERS (BERMUDA) LTD., BULK PARTNERS HOLDING COMPANY BERMUDA LTD., BULK FLEET BERMUDA HOLDING COMPANY LTD. and PANGAEA LOGISTICS SOLUTIONS LTD. (“Pangaea”), each a company organized and existing under the laws of Bermuda whose registered office is at 3rd Floor, Par la Ville Place, 14 Par la Ville Road, Hamilton HM08, Bermuda, as joint and several guarantors (the “Guarantors”, and each separately a “Guarantor”, which expressions include their respective successors, transferees and assigns);

(3)	DVB BANK SE, acting through its office at Platz der Republic 6, 60325 Frankfurt am Main, Germany, as lender (in such capacity, the “Lender”); and

(4)
DVB BANK SE, acting through its office at Platz der Republic 6, 60325 Frankfurt am Main, Germany, as facility agent for the Lenders (in such capacity, the “Agent”) and as security trustee for the Lenders (in such capacity, the “Security Trustee”).

WITNESSETH THAT:
WHEREAS, the Borrowers, the Guarantors, the Lender, the Agent and the Security Trustee are parties to a Loan Agreement dated as of April 15, 2013 (as amended by a First Amendatory Agreement dated May 16, 2013 and by a Second Amendatory Agreement dated August 28, 2013, the “Loan Agreement”);
WHEREAS, upon the terms and conditions stated herein the parties hereto have agreed to further amend and supplement the Loan Agreement.
NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1	DEFINITIONS

1.	Defined terms. Capitalized terms used but not defined herein shall have the meaning assigned such terms in the Loan Agreement.

2	AMENDMENTS to the Loan Agreement

1.	Amendments. Pursuant to Clause 28 of the Loan Agreement, the parties hereto agree to amend the Loan Agreement as follows with effect on and from the date hereof:

(a)	The following definitions are added to Clause 1.1 in alphabetical order:
““Bail-In Action” means the exercise of any Write-down and Conversion Powers;”
““Bail-In Legislation” means in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credits institutions and investments firms, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule from time to time;”
““Charleston COA” means a certain contract of affreightment between Phoenix Bulk Carriers (BVI) LTD. and Atlantic Minerals Ltd. for the transport of approx. 3.5 million metric tons of aggregate to the port of Charleston, SC which commences around September 2016 with estimated completion date approx. November 2017;”

““Charleston COA Earnings” means all moneys whatsoever which are now, or later become, payable (actually or contingently) under the Charleston COA to Phoenix Bulk (BVI) and which arise out of the use or operation of any vessel carrying cargo thereunder, including (but not limited to):

(a)	except to the extent that they fall within paragraph (b):

(i)	all freight, hire and passage moneys payable under the Charleston COA;

(ii)	compensation payable to the owner or disponent owner of that vessel in the event of requisition of that vessel for hire;

(iii)	remuneration for salvage and towage services;

(iv)	demurrage and detention moneys;

(v)	damages for breach (or payments for variation or termination) of the Charleston COA; and

(vi)	all moneys which are at any time payable under Insurances in respect of loss of hire; and

(b)
if and whenever that vessel is employed on terms whereby any moneys falling within paragraphs (a)(i) to (vi) are pooled or shared with any other person, that proportion of the net receipts of the relevant pooling or sharing arrangement which is attributable to that vessel;”

““EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway;
““EU Bail-In Legislation Schedule” means the document described as such and published by the Loan Market Association (or any successor person) from time to time;”
““Other Pangaea Group Loan Facilities” means, collectively:

(a)
a certain Loan and Guaranty Agreement in the principal amount of US$ 8,520,000 dated February 18, 2013, as amended from time to time, among (i) Bulk Atlantic Ltd., as borrower, (ii) Bulk Partners (Bermuda) Ltd., as guarantor, and (iii) Americas Bulk Transport (BVI) Limited, as guarantor and charterer, and (iv) GATX Corporation, as lender;

(b)
a certain Facility Agreement in the principal amount of US$ 13,000,000 dated December 20, 2013, as amended from time to time, among (i) Nordic Bulk Bothnia Ltd. and Nordic Bulk Barents Ltd., as borrowers and guarantors, (ii) Bulk Partners (Bermuda) Ltd., as guarantor, and (iii) Nordea Bank Danmark A/S, as agent and lender;

(c)	a certain term loan agreement in the principal amount of US$ 1,096,000 dated May 27, 2016 among (i) 109 Long Wharf LLC, as borrower, and (ii) Rockland Trust Company, as lender; and

(d)	any other loan facility to which Pangaea or any of its direct or indirect subsidiaries is a party;”
““Resolution Authority” means any body which has authority to exercise any Write-down and Conversion Powers;”
““Retention Account” means an account in the joint name of the Borrowers with the Retention Account Bank and designated as the Retention Account;”
““Retention Account Bank” means DVB Bank SE, acting in such capacity through its office at Platz der Republic 6, 60325 Frankfurt am Main, Germany;”
““Retention Account Pledge” means a pledge of the Minimum Liquidity Account, in Agreed Form;”

““Third Amendatory Agreement” means the Third Amendatory Agreement dated as of July 14, 2016, amending certain provisions of this Agreement;”
““Write-down and Conversion Powers” means in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule;”;

(b)	In Clause 1.1, the definition of “Applicable Maturity Date” is amended and restated to read as follows:
““Applicable Maturity Date” means:

(a)	with respect to the Advance relating to BULK PANGAEA, the earlier of October 19, 2017 and the date on which the Advance relating to BULK PANGAEA is accelerated pursuant to Clause 20.4;

(b)	with respect to the Advance relating to BULK PATRIOT, the earlier of July 19, 2017 and the date on which the Advance relating to BULK PATRIOT is accelerated pursuant to Clause 20.4;

(c)	with respect to the Advance relating to BULK JULIANA, the earlier of July 19, 2018 and the date on which the Advance relating to BULK JULIANA is accelerated pursuant to Clause 20.4;

(d)	with respect to the Advance relating to BULK TRIDENT, the earlier of October 19, 2018 and the date on which the Advance relating to BULK TRIDENT is accelerated pursuant to Clause 20.4; and

(e)	with respect to the Advance relating to BULK NEWPORT, the earlier of July 19, 2019 and the date on which the Advance relating to BULK NEWPORT is accelerated pursuant to Clause 20.4; ”

(c)	In Clause 1.1, the definition of “Finance Document” is hereby amended and restated as follows:
““Finance Documents” means:

(a)	this Agreement;

(b)	the Earnings Account Pledges;

(c)	the Earnings Assignments;

(d)	the Freights Account Pledge;

(e)	the Insurance Assignments;

(f)	the Mortgages;

(g)	the Note;

(h)	the Retention Account Pledge;

(i)	the Shares Pledges;

(j)	the Time Charter and Time Charter Guarantee Assignments;

(k)	the Time Charter Guarantees;

(l)	the Time Charterer Earnings Assignments;

(m)	the Undertakings and Agreements; and

(n)	any other document (whether creating a Security Interest or not) which is executed at any time by any person as security for, or to establish any form of subordination or priorities arrangement in relation to, any amount payable to the Lenders under this Agreement or any of the other documents referred to in this definition;”

(d)	In Clause 1.1, the definition of “Freights Account” is hereby amended and restated as follows:
“Freights Account” means an account in the name of Allseas with the Account Bank designated as the Freights Account for the Initial Ships and any Additional Ship(s) and for the Charleston COA, or any other account (with the Account Bank or the Agent or with another bank or financial institution acceptable to the Majority Lenders), for the purpose of receiving (a) all Earnings of each such Ship under either the COAs for such Ship or any charter by the Time Charterer as disponent owner for such Ship, as applicable, and (b) the Charleston COA Earnings;

(e)	Clause 8.1 is hereby amended and restated to read as follows:
“8.1    Amount of repayment installments. The Borrowers shall repay the Loan as follows:

(a)
with respect to the Advance relating to BULK PANGAEA, by 14 consecutive quarterly installments of: $346,875 for installment number 1, $846,875 for installment number 2, $346,875 for each of installment numbers 3 through 14, provided that payment of installment number 12 (due on July 18, 2016) shall be deferred until April 18, 2017, payment of installment number 13 (due on October 19, 2016) shall be deferred until July 19, 2017 and payment of installment number 14 (due on January 19, 2017) shall be deferred until October 19, 2017 (such deferred repayments in the aggregate being the “Pangaea Deferred Amount”);

(b)
with respect to the Advance relating to BULK PATRIOT, by 14 consecutive quarterly installments of: $500,000 for installment number 1, $612,500 for each of installment numbers 2 through 13, and $475,000 for the last quarterly repayment installment, provided that installments 13 and 14 (due, respectively, on July 18, 2016 and October 19, 2016) shall be deferred (such deferred repayments in the aggregate being the “Patriot Deferred Amount”) and such Patriot Deferred Amount shall be reapportioned such that installment 13 shall be due on April 18, 2017 in the amount of $543,750 and installment 14 shall be due on July 19, 2017 in the amount of $543,750;

(c)
with respect to the Advance relating to BULK JULIANA, by 21 consecutive quarterly installments of $338,020.83, provided that installments 13 through 15 (due, respectively, on July 18, 2016, October 19, 2016 and January 19, 2017) shall be deferred (such deferred repayments in the aggregate being the “Juliana Deferred Amount”) and such Juliana Deferred Amount shall be added to installments 16 through 21 so that each of installments 16 (due on April 18, 2017) through 21 shall be in the amount of $507,031.50;

(d)
with respect to the Advance relating to BULK TRIDENT, by 22 consecutive quarterly installments of $318,750, provided that installments 14 and 15 shall be deferred (such deferred repayments in the aggregate being the “Trident Deferred Amount”) and such Trident Deferred Amount shall be added to the remaining installments and the balloon payment to be made together with the last installment so that each of installments 16 (due on January 19, 2017) through 18 shall be in the amount of $550,000, each of installments 19 through 22 shall be in the amount of $327,500 and the balloon payment to be made together with the last installment shall be in the amount of $2,777,000; and

(e)	with respect to the Advance relating to BULK NEWPORT, by 24 consecutive quarterly installments of: $0 for installment number 1, $216,667 for each of installment numbers 2 through 8, $416,667 for each of installment numbers 9 through 14, provided that installments 13 and 14 shall be deferred (such deferred repayments in the aggregate being the “Newport Deferred Amount”, and together with the Pangaea Deferred Amount, the Patriot Deferred Amount, the Juliana Deferred Amount and the Trident Deferred Amount, collectively, the “Deferred Amounts”) and such Newport Deferred Amount shall be added to the remaining installments and the balloon payment so that installment 15 (due on January 19, 2017) shall be in the amount of $500,000, each of installments 16 and 17 shall be in the amount of $700,000, each of installments 18 through 24 shall be in the amount of $442,858 and the balloon payment to be made on July 19, 2019 shall be in the amount of $1,816,659;
provided that:

(A)
notwithstanding anything to the contrary in Clauses 8.1(a) - (e), the repayment schedule attached as Exhibit 1 to the Third Amendatory Agreement shall be controlling and any conflict between such repayment schedule and the foregoing Clauses 8.1(a) - (e) shall be resolved in favor of said repayment schedule; and

(B)
notwithstanding anything herein or in any other Finance Document to the contrary, if the Advance relating to a Ship is irrevocably and unconditionally repaid in full, such Ship shall remain as Collateral (such Ship being an “Additional Collateral Ship”) until the earlier to occur of: (i) such Additional Collateral Ship is sold or becomes a Total Loss, (ii) the Loan is repaid in full or (iii) the Applicable Collateral Maintenance Ratio is more than 200%.”

(f)	Clause 8.8 is hereby amended and restated to read as follows:

“8.8	Mandatory prepayment.

(a)	If a Ship is sold or becomes a Total Loss, the Borrowers shall prepay in full the Advance related to that Ship:

(i)	in the case of a sale, on or before the date on which the sale is completed by delivery of the Ship to the buyer; or

(ii)
in the case of a Total Loss, on the earlier of the date falling 150 days after the Total Loss Date and the date of receipt by the Security Trustee of the proceeds of insurance relating to such Total Loss;

provided that, until the Deferred Amounts have been repaid, 75% of the proceeds from the sale or Total Loss in excess of the amount required to repay the Advance relating to such Ship shall be applied as a mandatory prepayment on a pro-rata basis to prepay each of the Deferred Amounts related to the other Ships.

(b)
So long as the Deferred Amounts have not been repaid and the Applicable Collateral Maintenance Ratio is less than 142.9%, if an Additional Collateral Ship is sold or becomes a Total Loss, the Borrowers shall use the proceeds from the sale or Total Loss of such Additional Collateral Ship to prepay the Loan as follows:

(i)	if the proceeds from the sale or Total Loss of such Additional Collateral Ship are less than $2,000,000, then 100% of such proceeds shall be used to prepay the Loan;

(ii)
if the proceeds from the sale or Total Loss of such Additional Collateral Ship are greater than or equal to $2,000,000 and less than $4,000,000, then 50% of such proceeds shall be used to prepay the Loan; and

(iii)	if the proceeds from the sale or Total Loss of such Additional Collateral Ship are greater than or equal to $4,000,000, then 35% of such proceeds shall be used to prepay the Loan.

(g)	Clause 8.9(c) is hereby deleted.

(h)	A new sub-clause (iii) is hereby added to Clause 11.2(i) to read as follows:

“(iii)
So long as the Deferred Amounts remain outstanding, Pangaea shall not, without the prior written consent of the Agent, repay any shareholder loans and/or make any acquisition of a vessel (or a company that owns a vessel), unless Pangaea has provided written evidence to the satisfaction of the Agent that it will maintain minimum unrestricted cash in the amount of $15,000,000 after making such loan repayment or acquisition (or down payment for such acquisition). Any vessel chartered in (whether by bareboat charter or time charter, including the BULK PROGRESS and BULK POWER pursuant to bareboat charter parties dated July 5, 2016) by Pangaea, or any of its subsidiaries, in the normal course of its business, shall remain unaffected by the preceding sentence and shall not require the Agent’s consent, so long as the charter arrangements have been concluded, in the reasonable opinion of the Agent, on an arm’s length basis and reflect then prevailing market conditions.”

(i)	A new Clause 11.1(aa) is hereby added to read as follows:

“(aa)
Other Pangaea Group Loan Facilities. So long as the Deferred Amounts have not been repaid, then in the event any Other Pangaea Group Loan Facility is repaid, any vessel that has been released as collateral security from such Other Pangaea Group Loan Facility (such vessel being an “Unencumbered Vessel”), shall, upon the written request of the Agent, become collateral security for the Loan (unless such Unencumbered Vessel is sold or becomes a Total Loss) and Pangaea shall cause the owner of such Unencumbered Vessel promptly to execute and deliver a first preferred mortgage over such Unencumbered Vessel and an insurance assignment in respect of the insurances of such Unencumbered Vessel, in each case in favor of the Security Trustee, in Agreed Form, as security for the Loan.”

(j)	A new Clause 11.2(t) is hereby added to read as follows:

“(t)	Other Pangaea Group Loan Facilities.

(i)
Neither Pangaea nor any of its direct or indirect subsidiaries shall, without the prior written consent of the Agent, agree to amend any of the material terms and conditions of any of the Other Pangaea Group Loan Facilities (including, without limitation, the terms and conditions relating to amortization, margin, advance ratios, value maintenance/loan to value, internal charter arrangements with the Pangaea group and events of default) in any manner that could, in the reasonable opinion of Agent, be deemed to be less advantageous to the Pangaea parties to such Other Pangaea Group Loan Facility.

(ii)
So long as the Deferred Amounts have not been repaid, Pangaea shall ensure that none of the Pangaea parties to any of the Other Pangaea Group Loan Facilities shall make any prepayments or provide any additional collateral security under such Other Pangaea Group Loan Facilities unless a prepayment in the same amount is made under this Agreement or additional Collateral of equal value is provided to the Security Trustee for the Secured Liabilities, provided that if a vessel securing the obligations under an Other Pangaea Group Loan Facility is threatened with arrest, or a corporate guarantee guaranteeing such obligations is threatened with a calling, in either case by the creditors under such facility, Pangaea may, with notice to the Agent (so long as it has $10,000,000 or more in liquidity) or if its liquidity is less than $10,000,000 (or would fall below $10,000,000 after taking such action), with the consent of the Agent (such consent no to be unreasonably withheld), take such action as may be needed to avoid such arrest or calling from occurring.”

(k)	Clause 12.4 is hereby amended and restated to read as follows:

“12.4
Bulk Partners’ Consolidated Debt Service Coverage Ratio. Bulk Partners shall maintain a Consolidated Debt Service Coverage Ratio (on a rolling four quarter basis, tested as of the last day of each fiscal quarter) of not less than:

(a)	1.20 between January 1, 2013 and the last day of the first quarter of the 2016 Fiscal Year;

(b)	1.10 between the first day of the second quarter of the 2016 Fiscal Year and the last day of the second quarter of the 2016 Fiscal Year;

(c)	waived between the first day of the third quarter of the 2016 Fiscal Year and the last day of the first quarter of the 2017 Fiscal Year;

(d)	1.00 between the first day of the second quarter of the 2017 Fiscal Year and the last day of the second quarter of the 2017 Fiscal Year;

(e)	1.05 between the first day of the third quarter of the 2017 Fiscal Year and the last day of the third quarter of the 2017 Fiscal Year; and

(f)	1.20 at all times thereafter, such ratio to be calculated in each case quarterly on a trailing four quarter basis.”

(l)	Clause 12.6 is hereby amended and restated to read as follows:

“12.6	Bulk Partners’ Consolidated Minimum Liquidity. Bulk Partners shall maintain Consolidated Minimum Liquidity of not less than:

(a)	$15,000,000 from the signing of the Third Amendatory Agreement until the last day of the 2017 Fiscal Year;

(b)	$16,000,000 during the 2018 Fiscal Year; and

(c)	$18,000,000 at all times thereafter.”

(m)	A new Clause 12.7 is added to read as follows:

“12.7
No less favorable treatment. To the extent that any Other Pangaea Group Loan Facility grants to the lenders therein any financial covenant that is more favorable (such covenant being, an “Enhanced Financial Covenant”) than the financial covenants (individually or collectively) stated in Clause 12 of this Agreement, this Agreement shall be deemed to be amended so as to cause such Enhanced Financial Covenant to apply to this Agreement concurrently with such Enhanced Financial Covenant applying to such Other Pangaea Group Loan Facility.

(n)	A new clause Clause 19.3(b) is added to read as follows:

“(b)
All Charleston COA Earnings shall be paid to the Freights Account, provided that with the consent of the Majority Lenders (such consent not to be unreasonably withheld) the Charleston COA Earnings may be paid to a different account with the Account Bank or the Agent or with another bank or financial institution acceptable to the Majority Lenders, such account to be designated as the Charleston COA Earnings Account and subject to an account pledge in favor of the Security Trustee in Agreed Form.

(o)	Clause 21.1 is amended to add a new sub-clause (c), reading as follows:

“(c)
From and after June 30, 2016, the Borrowers shall pay to the Lender a restructuring fee of $30,000 per quarter until the Deferred Amounts have been repaid in full, provided that if an Advance is prepaid in full, the restructuring fee associated with such Advance (in the amount of $6,000 per quarter) shall be eliminated and the quarterly fee of $30,000 shall be reduced by $6,000.”

(p)	A new Clause 30.5 is hereby added to read as follows:

“30.5
Contractual Recognition of Bail-In. Notwithstanding any other term of any Finance Document or any other agreement, arrangement or understanding between the parties, each party acknowledges and accepts that any liability of any party to any other party under or in connection with the Finance Documents may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of:

(a)	any Bail-In Action in relation to any such liability, including (without limitation):

(i)	a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;

(ii)	a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, it; and

(iii)	a cancellation of any such liability; and

(b)	a variation of any term of any Finance Document to the extent necessary to give effect to any Bail-In Action in relation to any such liability."

3	CONDITIONS precedent and subsequent to effectiveness

1.
Conditions precedent to effectiveness. The effectiveness of this Third Amendatory Agreement shall be subject to the following conditions precedent being completed to the reasonable satisfaction of the Agent on or before 5:00 p.m. New York time on July 14, 2016:

(a)	Pangaea and the Security Trustee shall have executed and delivered a Guarantor Accession Agreement; and

(b)	the Agent shall have received a duly executed original of this Third Amendatory Agreement.

2.
Conditions subsequent to effectiveness. The effectiveness of this Third Amendatory Agreement shall be subject to the following conditions subsequent being completed to the reasonable satisfaction of the Agent:

(a)	on or before 5:00 p.m. New York time on July 29, 2016:

(i)	the Borrowers shall have opened the Retention Account;

(ii)	each Borrower shall have transferred into the Retention Account the $500,000 minimum balance standing to credit on such Borrower’s Earnings Account; and

(iii)	the Agent shall have received a duly executed original of the Retention Account Pledge;

(b)	on or before 5:00 p.m. New York time on August 5, 2016:

(i)
the Agent shall have received a duly executed original of an amended and restated Freights Account Pledge among Americas Bulk Transport (BVI) Limited and Allseas as Chargors, and the Security Trustee as Chargee, in Agreed Form;

(ii)	the Agent shall have received a duly executed original of an amendment to each Mortgage, in Agreed Form;

(iii)
the Agent shall have received a copy of any power of attorney under which this Third Amendatory Agreement, the Retention Account Pledge, the amended and restated Freights Account Pledge and any other document to be executed pursuant to this Third Amendatory Agreement was or is to be executed on behalf of a Security Party;

(iv)
the Agent shall have received copies of all consents which a Security Party requires to enter into, or make any payment under, this Third Amendatory Agreement, the Retention Account Pledge, the amended and restated Freights Account Pledge and any other document to be executed pursuant to this Third Amendatory Agreement, each certified as of a date reasonably near the date of this Third Amendatory Agreement by a director, an officer, an authorized person or an attorney-in-fact of such party as being a true and correct copy thereof, or certification by such director, officer, authorized person or attorney-in-fact that no such consents are required;

(v)
the Agent shall have received a certificate from a director, an officer, an authorized person or an attorney-in-fact of each Borrower and each Guarantor, dated as of a date reasonably near the date of this Third Amendatory Agreement, certifying as to:

(A)	the absence of any proceeding for the dissolution or liquidation of such Borrower or such Guarantor, as the case may be;

(B)	the absence of any changes to the constitutional documents of such Borrower or Guarantor since the date they were last delivered to the Agent;

(C)
the veracity in all material respects of the representations and warranties contained in the Loan Agreement, as amended hereby, as though made on and as of the date of this Third Amendatory Agreement, except for (A) representations or warranties which expressly relate to an earlier date in which case such representations and warranties shall be true and correct, in all material respects, as of such earlier date or (B) representations or warranties which are no longer true as a result of a transaction expressly permitted by the Loan Agreement;

(D)
the absence of any material misstatement of fact in any information provided by any of the Security Parties to the Agent or the Lenders or the Security Trustee since April 15, 2013 and that such information did not omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(E)	the absence of any event occurring and continuing, or resulting from this Second Amendatory Agreement, that constitutes a Potential Event of Default or an Event of Default; and

(F)	the absence of any material adverse change in the financial condition, operations or business prospects of any of the Security Parties since the date of the Loan Agreement; and

(vi)
the Agent shall have received favorable legal opinions from lawyers appointed by the Agent on such matters concerning the laws of such relevant jurisdictions as the Agent may require, including without limitation Bermuda.

3.
Deferral of conditions to effectiveness. The Agent, with the consent of the Lenders, may defer completion of one or more of the conditions referred to in Clauses 3.1 and 3.2, provided that the Security Parties deliver to the Agent a written undertaking to satisfy such conditions within ten (10) Business Days after the Agent grants such deferral (or such longer period as the Agent may specify).

4.
Failure to complete conditions to effectiveness. If the Security Parties fail to complete, or cause the completion of, all or any of the conditions to effectiveness required by Clauses 3.1 and 3.2 by the deadlines stated therein, and the Agent has not granted a deferral pursuant to Clause 3.3 hereof, or if the Agent has granted a deferral and the Security Parties fail to complete such deferred conditions to effectiveness by the deadline set by the Agent under Clause 3.3, the Borrowers acknowledge and agree that such failure shall be deemed an Event of Default under the Loan Agreement and that the Creditor Parties shall be entitled to all rights and to exercise all remedies afforded to them under the terms of the Loan Agreement (all of which are expressly reserved).

4	effect of amendments

1.
References. Each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the “Loan Agreement” in any of the other Finance Documents, shall mean and refer to the Loan Agreement as amended hereby.

2.
Effect of amendment. Subject to the terms of this Third Amendatory Agreement, with effect on and from the date hereof, the Loan Agreement shall be, and shall be deemed by this Third Amendatory Agreement to have been, amended upon the terms and conditions stated herein and, as so amended, the Loan Agreement shall continue to be binding on each of the parties to it in accordance with its terms as so amended. In addition, each of the Finance Documents shall be, and shall be deemed by this Third Amendatory Agreement to have been, amended as follows:

(a)
the definition of, and references throughout each of such Finance Documents to, the “Loan Agreement” and any of the other Finance Documents shall be construed as if the same referred to the Loan Agreement and those Finance Documents as amended or supplemented by this Third Amendatory Agreement; and

(b)
by construing references throughout each of the Finance Documents to “this Agreement”, “hereunder” and other like expressions as if the same referred to such Finance Documents as amended and supplemented by this Third Amendatory Agreement.

3.	No other amendments; ratification.

(a)
Except as amended hereby, all other terms and conditions of the Loan Agreement and the other Finance Documents remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.

(b)	Without limiting the foregoing, each of the Guarantors, by its countersignature of this Third Amendatory Agreement, acknowledges and agrees that its Guarantee remains in full force and effect.

(c)	The Security Parties acknowledge and agree that the Loan Agreement shall, together with this Third Amendatory Agreement, be read and construed as a single agreement.

5	representations and warranties

1.
Authority. The execution and delivery by the Security Parties of this Third Amendatory Agreement and the performance by the Security Parties of all of their respective agreements and obligations under the Loan Agreement, as amended hereby, are within each Security Party’s corporate authority and have been duly authorized by all necessary corporate action on the part of such Security Party and, except as stated herein, no consent of any third party is required in connection with the transactions contemplated by this Third Amendatory Agreement.

2.
Enforceability. This Third Amendatory Agreement and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Security Parties and are enforceable against the Security Parties in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of, creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought.

6	RELEASE

1.	Release.

1	In consideration of the Lender, the Agent and the Security Trustee entering into this Third Amendatory Agreement, each Security Party acknowledges and agrees that:

(i)	it does not have any claim or cause of action against any Creditor Party (or any of such Creditor Party’s respective directors, officers, employees or agents);

(ii)	it does not have any offset right, counterclaim or defense of any kind against any of its Secured Liabilities to any Creditor Party; and

(iii)	each of the Creditor Parties has heretofore properly performed and satisfied in a timely manner all of their respective obligations to the Borrower.

(a)
To eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any Creditor Party’s rights, interests, contracts, collateral security or remedies, the Borrower unconditionally releases, waives and forever discharges:

(i)
any and all liabilities, obligations, duties, promises or indebtedness of any kind of any Creditor Party to any Security Party, except the obligations to be performed by any Creditor Party on or after the date hereof as expressly stated in the Loan Agreement and the other Finance Documents, in each case as amended by this Third Amendatory Agreement; and

(ii)
all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which a Security Party might otherwise have against any Creditor Party or any of its directors, officers, employees or agents, in either case (i) or (ii), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.

7	miscellaneous

1.
Governing law. THIS THIRD AMENDATORY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW (OTHER THAN THE NEW YORK GENERAL OBLIGATIONS LAW §5-1401).

2.
Consent to Jurisdiction. The provisions of Clause 32.2 (Consent to Jurisdiction) of the Loan Agreement shall apply to this Third Amendatory Agreement as if set out in full but so that references to “this Agreement” are amended to read “this Third Amendatory Agreement”.

3.	Counterparts. This Third Amendatory Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

4.
Severability. Any provision of this Third Amendatory Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating or affecting the validity or enforceability of such provision in any other jurisdiction.

5.	Costs and Expenses.
The Borrowers agree to pay or reimburse each of the Creditor Parties for all reasonable expenses in connection with the preparation, execution and carrying out of this Third Amendatory Agreement and any other document in connection herewith or therewith, including but not limited to, reasonable fees and expenses of any counsel whom the Creditor Parties may deem necessary or appropriate to retain, any duties, registration fees and other charges and all other reasonable out-of-pocket expenses incurred by any of the Creditor Parties in connection with the foregoing.

6.	Headings and captions. The headings captions in this Third Amendatory Agreement are for convenience of reference only and shall not define or limit the provisions hereof.
[SIGNATURE PAGE FOLLOWS ON NEXT PAGE]
WHEREFORE, the parties hereto have caused this Third Amendatory Agreement to be executed as of the date first above written.

BULK PANGAEA LIMITED, as Borrower

By: _/s/ Deborah L. Davis ________
Deborah L. Davis
Director

BULK PATRIOT LTD., as Borrower

By: _/s/ Deborah L. Davis ________
Deborah L. Davis
Director

BULK JULIANA LTD., as Borrower

By: _/s/ Deborah L. Davis ________
Deborah L. Davis
Director

BULK TRIDENT LTD., as Borrower

By: _/s/ Deborah L. Davis ________
Deborah L. Davis
Director

BULK PHOENIX LTD., as Borrower

By: _/s/ Deborah L. Davis ________
Deborah L. Davis
Director

BULK PARTNERS (BERMUDA) LTD.,
as Guarantor

By: _/s/ Edward Coll_________________________
               Edward Coll
               Director

BULK PARTNERS HOLDING COMPANY BERMUDA LTD., as Guarantor

By: _/s/ Deborah L. Davis ________
Deborah L. Davis
Director

BULK FLEET BERMUDA HOLDING COMPANY LTD.,
as Guarantor

By: _/s/ Deborah L. Davis ________
Deborah L. Davis
Director

PANGAEA LOGISTICS SOLUTIONS LTD.,
as Guarantor

By: _/s/ Edward Coll_________________________
               Edward Coll
               Director

DVB BANK SE, as Lender, Agent and Security Trustee

By: _/s/ Christoph Clauss______________________
Christoph Clauss
Attorney-in-Fact

THIRD AMENDATORY AGREEMENT dated as of July 14, 2016 (this “Third Amendatory Agreement”)
AMONG

(1)
BULK PANGAEA LIMITED, BULK PATRIOT LTD., BULK JULIANA LTD., BULK TRIDENT LTD. and BULK PHOENIX LTD., each a company duly organized and existing under the laws of Bermuda, as borrowers (the “Borrowers”);

(2)
BULK PARTNERS (BERMUDA) LTD., BULK PARTNERS HOLDING COMPANY BERMUDA LTD., BULK FLEET BERMUDA HOLDING COMPANY LTD. and PANGAEA LOGISTICS SOLUTIONS LTD. (“Pangaea”), each a company organized and existing under the laws of Bermuda whose registered office is at 3rd Floor, Par la Ville Place, 14 Par la Ville Road, Hamilton HM08, Bermuda, as joint and several guarantors (the “Guarantors”, and each separately a “Guarantor”, which expressions include their respective successors, transferees and assigns);

(3)	DVB BANK SE, acting through its office at Platz der Republic 6, 60325 Frankfurt am Main, Germany, as lender (in such capacity, the “Lender”); and

(4)
DVB BANK SE, acting through its office at Platz der Republic 6, 60325 Frankfurt am Main, Germany, as facility agent for the Lenders (in such capacity, the “Agent”) and as security trustee for the Lenders (in such capacity, the “Security Trustee”).

WITNESSETH THAT:
WHEREAS, the Borrowers, the Guarantors, the Lender, the Agent and the Security Trustee are parties to a Loan Agreement dated as of April 15, 2013 (as amended by a First Amendatory Agreement dated May 16, 2013 and by a Second Amendatory Agreement dated August 28, 2013, the “Loan Agreement”);
WHEREAS, upon the terms and conditions stated herein the parties hereto have agreed to further amend and supplement the Loan Agreement.
NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1	DEFINITIONS

1.1	Defined terms. Capitalized terms used but not defined herein shall have the meaning assigned such terms in the Loan Agreement.

2	AMENDMENTS TO THE LOAN AGREEMENT

2.1	Amendments. Pursuant to Clause 28 of the Loan Agreement, the parties hereto agree to amend the Loan Agreement as follows with effect on and from the date hereof:

(a)	The following definitions are added to Clause 1.1 in alphabetical order:
““Bail-In Action” means the exercise of any Write-down and Conversion Powers;”
““Bail-In Legislation” means in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credits institutions and investments firms, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule from time to time;”
““Charleston COA” means a certain contract of affreightment between Phoenix Bulk Carriers (BVI) LTD. and Atlantic Minerals Ltd. for the transport of approx. 3.5 million metric tons of aggregate to the port of Charleston, SC which commences around September 2016 with estimated completion date approx. November 2017;”

““Charleston COA Earnings” means all moneys whatsoever which are now, or later become, payable (actually or contingently) under the Charleston COA to Phoenix Bulk (BVI) and which arise out of the use or operation of any vessel carrying cargo thereunder, including (but not limited to):

(a)	except to the extent that they fall within paragraph (b):

(i)	all freight, hire and passage moneys payable under the Charleston COA;

(ii)	compensation payable to the owner or disponent owner of that vessel in the event of requisition of that vessel for hire;

(iii)	remuneration for salvage and towage services;

(iv)	demurrage and detention moneys;

(v)	damages for breach (or payments for variation or termination) of the Charleston COA; and

(vi)	all moneys which are at any time payable under Insurances in respect of loss of hire; and

(b)
if and whenever that vessel is employed on terms whereby any moneys falling within paragraphs (a)(i) to (vi) are pooled or shared with any other person, that proportion of the net receipts of the relevant pooling or sharing arrangement which is attributable to that vessel;”

““EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway;
““EU Bail-In Legislation Schedule” means the document described as such and published by the Loan Market Association (or any successor person) from time to time;”
““Other Pangaea Group Loan Facilities” means, collectively:

a.
a certain Loan and Guaranty Agreement in the principal amount of US$ 8,520,000 dated February 18, 2013, as amended from time to time, among (i) Bulk Atlantic Ltd., as borrower, (ii) Bulk Partners (Bermuda) Ltd., as guarantor, and (iii) Americas Bulk Transport (BVI) Limited, as guarantor and charterer, and (iv) GATX Corporation, as lender;

b.
a certain Facility Agreement in the principal amount of US$ 13,000,000 dated December 20, 2013, as amended from time to time, among (i) Nordic Bulk Bothnia Ltd. and Nordic Bulk Barents Ltd., as borrowers and guarantors, (ii) Bulk Partners (Bermuda) Ltd., as guarantor, and (iii) Nordea Bank Danmark A/S, as agent and lender;

c.	a certain term loan agreement in the principal amount of US$ 1,096,000 dated May 27, 2016 among (i) 109 Long Wharf LLC, as borrower, and (ii) Rockland Trust Company, as lender; and

d.	any other loan facility to which Pangaea or any of its direct or indirect subsidiaries is a party;”

““Resolution Authority” means any body which has authority to exercise any Write-down and Conversion Powers;”
““Retention Account” means an account in the joint name of the Borrowers with the Retention Account Bank and designated as the Retention Account;”
““Retention Account Bank” means DVB Bank SE, acting in such capacity through its office at Platz der Republic 6, 60325 Frankfurt am Main, Germany;”
““Retention Account Pledge” means a pledge of the Minimum Liquidity Account, in Agreed Form;”
““Third Amendatory Agreement” means the Third Amendatory Agreement dated as of July 14, 2016, amending certain provisions of this Agreement;”
““Write-down and Conversion Powers” means in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule;”;

(b)	In Clause 1.1, the definition of “Applicable Maturity Date” is amended and restated to read as follows:
““Applicable Maturity Date” means:

(a)	with respect to the Advance relating to BULK PANGAEA, the earlier of October 19, 2017 and the date on which the Advance relating to BULK PANGAEA is accelerated pursuant to Clause 20.4;

(b)	with respect to the Advance relating to BULK PATRIOT, the earlier of July 19, 2017 and the date on which the Advance relating to BULK PATRIOT is accelerated pursuant to Clause 20.4;

(c)	with respect to the Advance relating to BULK JULIANA, the earlier of July 19, 2018 and the date on which the Advance relating to BULK JULIANA is accelerated pursuant to Clause 20.4;

(d)	with respect to the Advance relating to BULK TRIDENT, the earlier of October 19, 2018 and the date on which the Advance relating to BULK TRIDENT is accelerated pursuant to Clause 20.4; and

(e)	with respect to the Advance relating to BULK NEWPORT, the earlier of July 19, 2019 and the date on which the Advance relating to BULK NEWPORT is accelerated pursuant to Clause 20.4; ”

(c)	In Clause 1.1, the definition of “Finance Document” is hereby amended and restated as follows:
““Finance Documents” means:

(a)	this Agreement;

(b)	the Earnings Account Pledges;

(c)	the Earnings Assignments;

(d)	the Freights Account Pledge;

(e)	the Insurance Assignments;

(f)	the Mortgages;

(g)	the Note;

(h)	the Retention Account Pledge;

(i)	the Shares Pledges;

(j)	the Time Charter and Time Charter Guarantee Assignments;

(k)	the Time Charter Guarantees;

(l)	the Time Charterer Earnings Assignments;

(m)	the Undertakings and Agreements; and

(n)
any other document (whether creating a Security Interest or not) which is executed at any time by any person as security for, or to establish any form of subordination or priorities arrangement in relation to, any amount payable to the Lenders under this Agreement or any of the other documents referred to in this definition;”

(d)	In Clause 1.1, the definition of “Freights Account” is hereby amended and restated as follows:
“Freights Account” means an account in the name of Allseas with the Account Bank designated as the Freights Account for the Initial Ships and any Additional Ship(s) and for the Charleston COA, or any other account (with the Account Bank or the Agent or with another bank or financial institution acceptable to the Majority Lenders), for the purpose of receiving (a) all Earnings of each such Ship under either the COAs for such Ship or any charter by the Time Charterer as disponent owner for such Ship, as applicable, and (b) the Charleston COA Earnings;

(e)	Clause 8.1 is hereby amended and restated to read as follows:
“8.1    Amount of repayment installments. The Borrowers shall repay the Loan as follows:

(a)
with respect to the Advance relating to BULK PANGAEA, by 14 consecutive quarterly installments of: $346,875 for installment number 1, $846,875 for installment number 2, $346,875 for each of installment numbers 3 through 14, provided that payment of installment number 12 (due on July 18, 2016) shall be deferred until April 18, 2017, payment of installment number 13 (due on October 19, 2016) shall be deferred until July 19, 2017 and payment of installment number 14 (due on January 19, 2017) shall be deferred until October 19, 2017 (such deferred repayments in the aggregate being the “Pangaea Deferred Amount”);

(b)
with respect to the Advance relating to BULK PATRIOT, by 14 consecutive quarterly installments of: $500,000 for installment number 1, $612,500 for each of installment numbers 2 through 13, and $475,000 for the last quarterly repayment installment, provided that installments 13 and 14 (due, respectively, on July 18, 2016 and October 19, 2016) shall be deferred (such deferred repayments in the aggregate being the “Patriot Deferred Amount”) and such Patriot Deferred Amount shall be reapportioned such that installment 13 shall be due on April 18, 2017 in the amount of $543,750 and installment 14 shall be due on July 19, 2017 in the amount of $543,750;

(c)
with respect to the Advance relating to BULK JULIANA, by 21 consecutive quarterly installments of $338,020.83, provided that installments 13 through 15 (due, respectively, on July 18, 2016, October 19, 2016 and January 19, 2017) shall be deferred (such deferred repayments in the aggregate being the “Juliana Deferred Amount”) and such Juliana Deferred Amount shall be added to installments 16 through 21 so that each of installments 16 (due on April 18, 2017) through 21 shall be in the amount of $507,031.50;

(d)
with respect to the Advance relating to BULK TRIDENT, by 22 consecutive quarterly installments of $318,750, provided that installments 14 and 15 shall be deferred (such deferred repayments in the aggregate being the “Trident Deferred Amount”) and such Trident Deferred Amount shall be added to the remaining installments and the balloon payment to be made together with the last installment so that each of installments 16 (due on January 19, 2017) through 18 shall be in the amount of $550,000, each of installments 19 through 22 shall be in the amount of $327,500 and the balloon payment to be made together with the last installment shall be in the amount of $2,777,000; and

(e)
with respect to the Advance relating to BULK NEWPORT, by 24 consecutive quarterly installments of: $0 for installment number 1, $216,667 for each of installment numbers 2 through 8, $416,667 for each of installment numbers 9 through 14, provided that installments 13 and 14 shall be deferred (such deferred repayments in the aggregate being the “Newport Deferred Amount”, and together with the Pangaea Deferred Amount, the Patriot Deferred Amount, the Juliana Deferred Amount and the Trident Deferred Amount, collectively, the “Deferred Amounts”) and such Newport Deferred Amount shall be added to the remaining installments and the balloon payment so that installment 15 (due on January 19, 2017) shall be in the amount of $500,000, each of installments 16 and 17 shall be in the amount of $700,000, each of installments 18 through 24 shall be in the amount of $442,858 and the balloon payment to be made on July 19, 2019 shall be in the amount of $1,816,659;

provided that:

(A)	notwithstanding anything to the contrary in Clauses 8.1(a) – (e), the repayment schedule attached as Exhibit 1 to the Third Amendatory Agreement shall be controlling and any conflict between such repayment schedule and the foregoing Clauses 8.1(a) – (e) shall be resolved in favor of said repayment schedule; and

(B)
notwithstanding anything herein or in any other Finance Document to the contrary, if the Advance relating to a Ship is irrevocably and unconditionally repaid in full, such Ship shall remain as Collateral (such Ship being an “Additional Collateral Ship”) until the earlier to occur of: (i) such Additional Collateral Ship is sold or becomes a Total Loss, (ii) the Loan is repaid in full or (iii) the Applicable Collateral Maintenance Ratio is more than 200%.”

(f)	Clause 8.8 is hereby amended and restated to read as follows:

“8.8	Mandatory prepayment.

a.	If a Ship is sold or becomes a Total Loss, the Borrowers shall prepay in full the Advance related to that Ship:

(i)	in the case of a sale, on or before the date on which the sale is completed by delivery of the Ship to the buyer; or

(ii)
in the case of a Total Loss, on the earlier of the date falling 150 days after the Total Loss Date and the date of receipt by the Security Trustee of the proceeds of insurance relating to such Total Loss;

provided that, until the Deferred Amounts have been repaid, 75% of the proceeds from the sale or Total Loss in excess of the amount required to repay the Advance relating to such Ship shall be applied as a mandatory prepayment on a pro-rata basis to prepay each of the Deferred Amounts related to the other Ships.

1.
So long as the Deferred Amounts have not been repaid and the Applicable Collateral Maintenance Ratio is less than 142.9%, if an Additional Collateral Ship is sold or becomes a Total Loss, the Borrowers shall use the proceeds from the sale or Total Loss of such Additional Collateral Ship to prepay the Loan as follows:

a.	if the proceeds from the sale or Total Loss of such Additional Collateral Ship are less than $2,000,000, then 100% of such proceeds shall be used to prepay the Loan;

b.
if the proceeds from the sale or Total Loss of such Additional Collateral Ship are greater than or equal to $2,000,000 and less than $4,000,000, then 50% of such proceeds shall be used to prepay the Loan; and

c.	if the proceeds from the sale or Total Loss of such Additional Collateral Ship are greater than or equal to $4,000,000, then 35% of such proceeds shall be used to prepay the Loan.

(g)	Clause 8.9(c) is hereby deleted.

(h)	A new sub-clause (iii) is hereby added to Clause 11.2(i) to read as follows:

“(iii)
So long as the Deferred Amounts remain outstanding, Pangaea shall not, without the prior written consent of the Agent, repay any shareholder loans and/or make any acquisition of a vessel (or a company that owns a vessel), unless Pangaea has provided written evidence to the satisfaction of the Agent that it will maintain minimum unrestricted cash in the amount of $15,000,000 after making such loan repayment or acquisition (or down payment for such acquisition). Any vessel chartered in (whether by bareboat charter or time charter, including the BULK PROGRESS and BULK POWER pursuant to bareboat charter parties dated July 5, 2016) by Pangaea, or any of its subsidiaries, in the normal course of its business, shall remain unaffected by the preceding sentence and shall not require the Agent’s consent, so long as the charter arrangements have been concluded, in the reasonable opinion of the Agent, on an arm’s length basis and reflect then prevailing market conditions.”

(i)	A new Clause 11.1(aa) is hereby added to read as follows:

“(aa)
Other Pangaea Group Loan Facilities. So long as the Deferred Amounts have not been repaid, then in the event any Other Pangaea Group Loan Facility is repaid, any vessel that has been released as collateral security from such Other Pangaea Group Loan Facility (such vessel being an “Unencumbered Vessel”), shall, upon the written request of the Agent, become collateral security for the Loan (unless such Unencumbered Vessel is sold or becomes a Total Loss) and Pangaea shall cause the owner of such Unencumbered Vessel promptly to execute and deliver a first preferred mortgage over such Unencumbered Vessel and an insurance assignment in respect of the insurances of such Unencumbered Vessel, in each case in favor of the Security Trustee, in Agreed Form, as security for the Loan.”

(j)	A new Clause 11.2(t) is hereby added to read as follows:

“(t)	Other Pangaea Group Loan Facilities.

(i)
Neither Pangaea nor any of its direct or indirect subsidiaries shall, without the prior written consent of the Agent, agree to amend any of the material terms and conditions of any of the Other Pangaea Group Loan Facilities (including, without limitation, the terms and conditions relating to amortization, margin, advance ratios, value maintenance/loan to value, internal charter arrangements with the Pangaea group and events of default) in any manner that could, in the reasonable opinion of Agent, be deemed to be less advantageous to the Pangaea parties to such Other Pangaea Group Loan Facility.

(ii)	So long as the Deferred Amounts have not been repaid, Pangaea shall ensure that none of the Pangaea parties to any of the Other Pangaea Group Loan Facilities shall make any prepayments or provide any additional collateral security under such Other Pangaea Group Loan Facilities unless a prepayment in the same amount is made under this Agreement or additional Collateral of equal value is provided to the Security Trustee for the Secured Liabilities, provided that if a vessel securing the obligations under an Other Pangaea Group Loan Facility is threatened with arrest, or a corporate guarantee guaranteeing such obligations is threatened with a calling, in either case by the creditors under such facility, Pangaea may, with notice to the Agent (so long as it has $10,000,000 or more in liquidity) or if its liquidity is less than $10,000,000 (or would fall below $10,000,000 after taking such action), with the consent of the Agent (such consent no to be unreasonably withheld), take such action as may be needed to avoid such arrest or calling from occurring.”

(k)	Clause 12.4 is hereby amended and restated to read as follows:

“12.4
Bulk Partners’ Consolidated Debt Service Coverage Ratio. Bulk Partners shall maintain a Consolidated Debt Service Coverage Ratio (on a rolling four quarter basis, tested as of the last day of each fiscal quarter) of not less than:

(a)	1.20 between January 1, 2013 and the last day of the first quarter of the 2016 Fiscal Year;

(b)	1.10 between the first day of the second quarter of the 2016 Fiscal Year and the last day of the second quarter of the 2016 Fiscal Year;

(c)	waived between the first day of the third quarter of the 2016 Fiscal Year and the last day of the first quarter of the 2017 Fiscal Year;

(d)	1.00 between the first day of the second quarter of the 2017 Fiscal Year and the last day of the second quarter of the 2017 Fiscal Year;

(e)	1.05 between the first day of the third quarter of the 2017 Fiscal Year and the last day of the third quarter of the 2017 Fiscal Year; and

(f)	1.20 at all times thereafter, such ratio to be calculated in each case quarterly on a trailing four quarter basis.”

(l)	Clause 12.6 is hereby amended and restated to read as follows:

“12.6	Bulk Partners’ Consolidated Minimum Liquidity. Bulk Partners shall maintain Consolidated Minimum Liquidity of not less than:

(a)	$15,000,000 from the signing of the Third Amendatory Agreement until the last day of the 2017 Fiscal Year;

(b)	$16,000,000 during the 2018 Fiscal Year; and

(c)	$18,000,000 at all times thereafter.”

(m)	A new Clause 12.7 is added to read as follows:

“12.7
No less favorable treatment. To the extent that any Other Pangaea Group Loan Facility grants to the lenders therein any financial covenant that is more favorable (such covenant being, an “Enhanced Financial Covenant”) than the financial covenants (individually or collectively) stated in Clause 12 of this Agreement, this Agreement shall be deemed to be amended so as to cause such Enhanced Financial Covenant to apply to this Agreement concurrently with such Enhanced Financial Covenant applying to such Other Pangaea Group Loan Facility.

(n)	A new clause Clause 19.3(b) is added to read as follows:

“(b)
All Charleston COA Earnings shall be paid to the Freights Account, provided that with the consent of the Majority Lenders (such consent not to be unreasonably withheld) the Charleston COA Earnings may be paid to a different account with the Account Bank or the Agent or with another bank or financial institution acceptable to the Majority Lenders, such account to be designated as the Charleston COA Earnings Account and subject to an account pledge in favor of the Security Trustee in Agreed Form.

(o)	Clause 21.1 is amended to add a new sub-clause (c), reading as follows:

“(c)
From and after June 30, 2016, the Borrowers shall pay to the Lender a restructuring fee of $30,000 per quarter until the Deferred Amounts have been repaid in full, provided that if an Advance is prepaid in full, the restructuring fee associated with such Advance (in the amount of $6,000 per quarter) shall be eliminated and the quarterly fee of $30,000 shall be reduced by $6,000.”

(p)	A new Clause 30.5 is hereby added to read as follows:

“30.5
Contractual Recognition of Bail-In. Notwithstanding any other term of any Finance Document or any other agreement, arrangement or understanding between the parties, each party acknowledges and accepts that any liability of any party to any other party under or in connection with the Finance Documents may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of:

(a)	any Bail-In Action in relation to any such liability, including (without limitation):

(i)	a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;

(i)	a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, it; and

(ii)	a cancellation of any such liability; and

(b)	a variation of any term of any Finance Document to the extent necessary to give effect to any Bail-In Action in relation to any such liability."

3	CONDITIONS PRECEDENT AND SUBSEQUENT TO EFFECTIVENESS

3.1
Conditions precedent to effectiveness. The effectiveness of this Third Amendatory Agreement shall be subject to the following conditions precedent being completed to the reasonable satisfaction of the Agent on or before 5:00 p.m. New York time on July 14, 2016:

(a)	Pangaea and the Security Trustee shall have executed and delivered a Guarantor Accession Agreement; and

(b)	the Agent shall have received a duly executed original of this Third Amendatory Agreement.

3.2
Conditions subsequent to effectiveness. The effectiveness of this Third Amendatory Agreement shall be subject to the following conditions subsequent being completed to the reasonable satisfaction of the Agent:

(a)	on or before 5:00 p.m. New York time on July 29, 2016:

(i)	the Borrowers shall have opened the Retention Account;

(ii)	each Borrower shall have transferred into the Retention Account the $500,000 minimum balance standing to credit on such Borrower’s Earnings Account; and

(iii)	the Agent shall have received a duly executed original of the Retention Account Pledge;

(b)	on or before 5:00 p.m. New York time on August 5, 2016:

(i)
the Agent shall have received a duly executed original of an amended and restated Freights Account Pledge among Americas Bulk Transport (BVI) Limited and Allseas as Chargors, and the Security Trustee as Chargee, in Agreed Form;

(ii)	the Agent shall have received a duly executed original of an amendment to each Mortgage, in Agreed Form;

(iii)
the Agent shall have received a copy of any power of attorney under which this Third Amendatory Agreement, the Retention Account Pledge, the amended and restated Freights Account Pledge and any other document to be executed pursuant to this Third Amendatory Agreement was or is to be executed on behalf of a Security Party;

(iv)
the Agent shall have received copies of all consents which a Security Party requires to enter into, or make any payment under, this Third Amendatory Agreement, the Retention Account Pledge, the amended and restated Freights Account Pledge and any other document to be executed pursuant to this Third Amendatory Agreement, each certified as of a date reasonably near the date of this Third Amendatory Agreement by a director, an officer, an authorized person or an attorney-in-fact of such party as being a true and correct copy thereof, or certification by such director, officer, authorized person or attorney-in-fact that no such consents are required;

(v)
the Agent shall have received a certificate from a director, an officer, an authorized person or an attorney-in-fact of each Borrower and each Guarantor, dated as of a date reasonably near the date of this Third Amendatory Agreement, certifying as to:

(A)	the absence of any proceeding for the dissolution or liquidation of such Borrower or such Guarantor, as the case may be;

(B)	the absence of any changes to the constitutional documents of such Borrower or Guarantor since the date they were last delivered to the Agent;

(C)
the veracity in all material respects of the representations and warranties contained in the Loan Agreement, as amended hereby, as though made on and as of the date of this Third Amendatory Agreement, except for (A) representations or warranties which expressly relate to an earlier date in which case such representations and warranties shall be true and correct, in all material respects, as of such earlier date or (B) representations or warranties which are no longer true as a result of a transaction expressly permitted by the Loan Agreement;

(D)
the absence of any material misstatement of fact in any information provided by any of the Security Parties to the Agent or the Lenders or the Security Trustee since April 15, 2013 and that such information did not omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(E)	the absence of any event occurring and continuing, or resulting from this Second Amendatory Agreement, that constitutes a Potential Event of Default or an Event of Default; and

(F)	the absence of any material adverse change in the financial condition, operations or business prospects of any of the Security Parties since the date of the Loan Agreement; and

(vi)
the Agent shall have received favorable legal opinions from lawyers appointed by the Agent on such matters concerning the laws of such relevant jurisdictions as the Agent may require, including without limitation Bermuda.

3.3
Deferral of conditions to effectiveness. The Agent, with the consent of the Lenders, may defer completion of one or more of the conditions referred to in Clauses 3.1 and 3.2, provided that the Security Parties deliver to the Agent a written undertaking to satisfy such conditions within ten (10) Business Days after the Agent grants such deferral (or such longer period as the Agent may specify).

3.4
Failure to complete conditions to effectiveness. If the Security Parties fail to complete, or cause the completion of, all or any of the conditions to effectiveness required by Clauses 3.1 and 3.2 by the deadlines stated therein, and the Agent has not granted a deferral pursuant to Clause 3.3 hereof, or if the Agent has granted a deferral and the Security Parties fail to complete such deferred conditions to effectiveness by the deadline set by the Agent under Clause 3.3, the Borrowers acknowledge and agree that such failure shall be deemed an Event of Default under the Loan Agreement and that the Creditor Parties shall be entitled to all rights and to exercise all remedies afforded to them under the terms of the Loan Agreement (all of which are expressly reserved).

4	EFFECT OF AMENDMENTS

4.1
References. Each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the “Loan Agreement” in any of the other Finance Documents, shall mean and refer to the Loan Agreement as amended hereby.

4.2
Effect of amendment. Subject to the terms of this Third Amendatory Agreement, with effect on and from the date hereof, the Loan Agreement shall be, and shall be deemed by this Third Amendatory Agreement to have been, amended upon the terms and conditions stated herein and, as so amended, the Loan Agreement shall continue to be binding on each of the parties to it in accordance with its terms as so amended. In addition, each of the Finance Documents shall be, and shall be deemed by this Third Amendatory Agreement to have been, amended as follows:

(a)
the definition of, and references throughout each of such Finance Documents to, the “Loan Agreement” and any of the other Finance Documents shall be construed as if the same referred to the Loan Agreement and those Finance Documents as amended or supplemented by this Third Amendatory Agreement; and

(b)
by construing references throughout each of the Finance Documents to “this Agreement”, “hereunder” and other like expressions as if the same referred to such Finance Documents as amended and supplemented by this Third Amendatory Agreement.

4.3	No other amendments; ratification.

(a)
Except as amended hereby, all other terms and conditions of the Loan Agreement and the other Finance Documents remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.

(b)	Without limiting the foregoing, each of the Guarantors, by its countersignature of this Third Amendatory Agreement, acknowledges and agrees that its Guarantee remains in full force and effect.

(c)	The Security Parties acknowledge and agree that the Loan Agreement shall, together with this Third Amendatory Agreement, be read and construed as a single agreement.

5	REPRESENTATIONS AND WARRANTIES

5.1
Authority. The execution and delivery by the Security Parties of this Third Amendatory Agreement and the performance by the Security Parties of all of their respective agreements and obligations under the Loan Agreement, as amended hereby, are within each Security Party’s corporate authority and have been duly authorized by all necessary corporate action on the part of such Security Party and, except as stated herein, no consent of any third party is required in connection with the transactions contemplated by this Third Amendatory Agreement.

5.2
Enforceability. This Third Amendatory Agreement and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Security Parties and are enforceable against the Security Parties in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of, creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought.

6	RELEASE

6.1	Release.
In consideration of the Lender, the Agent and the Security Trustee entering into this Third Amendatory Agreement, each Security Party acknowledges and agrees that:

(i)	it does not have any claim or cause of action against any Creditor Party (or any of such Creditor Party’s respective directors, officers, employees or agents);

(ii)	it does not have any offset right, counterclaim or defense of any kind against any of its Secured Liabilities to any Creditor Party; and

(iii)	each of the Creditor Parties has heretofore properly performed and satisfied in a timely manner all of their respective obligations to the Borrower.

(d)
To eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any Creditor Party’s rights, interests, contracts, collateral security or remedies, the Borrower unconditionally releases, waives and forever discharges:

(i)
any and all liabilities, obligations, duties, promises or indebtedness of any kind of any Creditor Party to any Security Party, except the obligations to be performed by any Creditor Party on or after the date hereof as expressly stated in the Loan Agreement and the other Finance Documents, in each case as amended by this Third Amendatory Agreement; and

(ii)
all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which a Security Party might otherwise have against any Creditor Party or any of its directors, officers, employees or agents, in either case (i) or (ii), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.

7	MISCELLANEOUS

7.1	Governing law. THIS THIRD AMENDATORY AGREEMENT SHALL BE

GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW (OTHER THAN THE NEW YORK GENERAL OBLIGATIONS LAW §5-1401).

7.2
Consent to Jurisdiction. The provisions of Clause 32.2 (Consent to Jurisdiction) of the Loan Agreement shall apply to this Third Amendatory Agreement as if set out in full but so that references to “this Agreement” are amended to read “this Third Amendatory Agreement”.

7.3	Counterparts. This Third Amendatory Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

7.4
Severability. Any provision of this Third Amendatory Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating or affecting the validity or enforceability of such provision in any other jurisdiction.

7.5	Costs and Expenses.
The Borrowers agree to pay or reimburse each of the Creditor Parties for all reasonable expenses in connection with the preparation, execution and carrying out of this Third Amendatory Agreement and any other document in connection herewith or therewith, including but not limited to, reasonable fees and expenses of any counsel whom the Creditor Parties may deem necessary or appropriate to retain, any duties, registration fees and other charges and all other reasonable out-of-pocket expenses incurred by any of the Creditor Parties in connection with the foregoing.

7.6	Headings and captions. The headings captions in this Third Amendatory Agreement are for convenience of reference only and shall not define or limit the provisions hereof.
[SIGNATURE PAGE FOLLOWS ON NEXT PAGE]

WHEREFORE, the parties hereto have caused this Third Amendatory Agreement to be executed as of the date first above written.

BULK PANGAEA LIMITED, as Borrower

By: _/s/ Deborah L. Davis ________
   Deborah L. Davis
   Director

BULK PATRIOT LTD., as Borrower

By: _/s/ Deborah L. Davis ________
   Deborah L. Davis
   Director

BULK JULIANA LTD., as Borrower

By: _/s/ Deborah L. Davis ________
   Deborah L. Davis
   Director

BULK TRIDENT LTD., as Borrower

By: _/s/ Deborah L. Davis ________
   Deborah L. Davis
   Director

BULK PHOENIX LTD., as Borrower

By: _/s/ Deborah L. Davis ________
   Deborah L. Davis
   Director

BULK PARTNERS (BERMUDA) LTD.,
as Guarantor

By: _/s/ Edward Coll_________________________
               Edward Coll
               Director

BULK PARTNERS HOLDING COMPANY BERMUDA LTD., as Guarantor

By: _/s/ Deborah L. Davis ________
   Deborah L. Davis
   Director

BULK FLEET BERMUDA HOLDING COMPANY LTD.,
as Guarantor

By: _/s/ Deborah L. Davis ________
   Deborah L. Davis
   Director

PANGAEA LOGISTICS SOLUTIONS LTD.,
as Guarantor

By: _/s/ Edward Coll_________________________
               Edward Coll
               Director

DVB BANK SE, as Lender, Agent and Security Trustee

By: _/s/ Christoph Clauss______________________
   Christoph Clauss
   Attorney-in-Fact